UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
October 10, 2005

GEN-ID LAB SERVICES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-23691	41-1853992
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

236 Third Avenue - Suite A
Chula Vista, CA  91910
(Address of principal executive office)

(909) 574-6470
(Registrant’s telephone number, including area code)

Pacific Sunset Investments, Inc.

Former name, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01    OTHER EVENTS.

Effective October 10, 2005, registrant changed its name to: Gen-ID Lab Services, Inc., Effective on that date, the trading symbol was changed to GDLB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEN-ID LAB SERVICES, INC.

(fka Pacific Sunset Investments, Inc.)

By:

/S/ HECTOR A. VERON

Hector A. Veron

President & Chief Executive Officer, and Director

Dated: October 10, 2005

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